SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                      ______________________________


                                Form 8-K/A
                             (Amendment No. 1)

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                               June 24, 1994
                       ----------------------------
                              Date of Report
                     (Date of earliest event reported)


                       LIN BROADCASTING CORPORATION
      ---------------------------------------------------------------
          (Exact name of registrant as specified in its charter)


   Delaware                  0-2481            62-0673800
- - ----------------     --------------------    ---------------
(State or other      (Commission File No.)    I.R.S. Employer
jurisdiction of                              Identification No.)
 incorporation)


                            5295 Carillon Point
                        Kirkland, Washington  98033
      ---------------------------------------------------------------
       (Address of principal executive offices, including zip code)



                              (206) 828-1902
      ---------------------------------------------------------------
           (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets

     On June 24, 1994, LIN Broadcasting Corporation ("LIN" or the "Company") announced that its subsidiary LCH Communications, Inc. ("LCH") has redeemed all of its outstanding Redeemable Preferred Stock held by Comcast Cellular Communications Inc., a subsidiary of Comcast Corp., in exchange for all of the capital stock of a subsidiary of LCH, whose assets consist primarily of a 49.99 percent interest in the Philadelphia "A Block" cellular system and GuestInformant (a publisher of advertiser-supported hard cover magazines placed in hotel rooms). The redemption was carried out pursuant to the terms of LCH's Certificate of Incorporation.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (b)  Pro Forma Financial Information

          (1)  Unaudited Pro Forma Balance Sheet at March 31,
               1994
          (2)  Unaudited Pro Forma Statement of Income for the
               Year Ended December 31, 1993
          (3)  Unaudited Pro Forma Statement of Income for the
               Quarter Ended March 31, 1994

     (c)  Exhibits

          99(a)  Press Release, dated June 24, 1994

                 UNAUDITED PRO FORMA FINANCIAL STATEMENTS

     The following unaudited Pro Forma Balance Sheet and Statements of Income give effect to the redemption of the Preferred Stock of LCH Communications, Inc. on June 24, 1994, the acquisition of an additional 5.2% of the New York City cellular licensee on May 31, 1994 and the proposed spin-off of LIN Television Corporation ("LIN Television") (which is subject to the satisfaction of several conditions - see Footnote 3 below) (collectively, the "Transactions"). The Unaudited Pro Forma Balance Sheet as of March 31, 1994 gives effect to the Transactions as though they had occurred on March 31, 1994. The Unaudited Pro Forma Income Statements give effect to the Transactions as if they had occurred at the beginning of each period presented. These Unaudited Pro Forma Financial Statements have been prepared from the historical financial statements of LIN Broadcasting Corporation and should be read in conjunction therewith. This pro forma information is not necessarily indicative of future operating results or financial position that will occur after completion of all the Transactions.


                                    Unaudited Pro Forma Balance Sheet
                                             March 31, 1994
                                            ($ in Thousands)


                                                                  Pro Forma
                          LIN         Pro Forma      Pro Forma     Results     Pro Forma
                     Broadcasting    Adjustments    Adjustments    Before     Adjustments
                      Corporation      for LCH        for NY       LIN TV     for LIN TV   Pro Forma
                      Historical     Transaction    Acquisition  Transaction  Transaction   Results
                      -----------  ---------------  ----------   -----------  -----------  --------
ASSETS

Current Assets:
 Cash and cash
   equivalents        $   94,283     $(12,307) (1a) $145,039  (2a)  $80,617  $(23,233)  (3)$57,384
                                       (1,359) (1b) (145,039) (2b)
 Marketable
   securities             13,334            --             --        13,334        --       13,334
  Accounts receivable,
   less allowance
   for doubtful
   accounts              166,934      (20,259) (1b)        --       146,675   (22,323)  (3)124,352
  Film contract rights,
   prepaid expenses
   and other current
   assets                 23,411       (2,038) (1b)        --        21,373      (273)  (3) 21,100
                         -------       -------        -------       -------    -------     -------
      Total current
      assets             297,962      (35,963)             --       261,999   (45,829)     216,170
                         -------       -------        -------       -------   --------     -------



                                               (continued)


                                    Unaudited Pro Forma Balance Sheet
                                             March 31, 1994
                                            ($ in Thousands)
                                               (continued)



                                                                  Pro Forma
                          LIN         Pro Forma      Pro Forma     Results     Pro Forma
                     Broadcasting    Adjustments    Adjustments    Before     Adjustments
                      Corporation      for LCH        for NY       LIN TV     for LIN TV   Pro Forma
                      Historical     Transaction    Acquisition  Transaction  Transaction   Results
                      -----------  ---------------  ----------   -----------  -----------  --------

Property and equipment,
 less accumulated
 depreciation            412,003         (958) (1b)        --       411,045   (39,861)  (3)  371,184
Other noncurrent assets   61,017          (21) (1b)        --        60,996    (7,890)  (3)   53,106
Investments in and
 advances to unconsoli-
 dated affiliates        269,428      (49,995) (1c)        --       219,433        --        219,433
Intangible assets,
 less accumulated
 amortization          1,874,655       (6,527) (1b)   188,482 (2c)2,056,610   (84,255)  (3)1,972,355
                      ----------    ----------       --------    ----------   --------     ---------
      Total assets    $2,915,065     $(93,464)       $188,482    $3,010,083 $(177,835)    $2,832,248
                      ==========     =========       ========    ========== ==========  ==========


                                               (continued)

                                    Unaudited Pro Forma Balance Sheet
                                              March 31, 1994
                                             ($ in Thousands)
                                               (continued)

                                                                  Pro Forma
                          LIN         Pro Forma      Pro Forma     Results     Pro Forma
                     Broadcasting    Adjustments    Adjustments    Before     Adjustments
                      Corporation      for LCH        for NY       LIN TV     for LIN TV   Pro Forma
                      Historical     Transaction    Acquisition  Transaction  Transaction   Results
                      -----------  ---------------  ----------   -----------  -----------  --------
LIABILITIES AND
  STOCKHOLDERS' DEFICIT

Current Liabilities:
  Current portion of
   long-term bank debt  $161,013          $ --           $ --      $161,013  $(42,888)  (3) $118,125
  Accounts payable,
   accrued expenses
   and other current
   liabilities           211,257       (9,273) (1b)        --       201,984   (39,507)  (3)  162,477
                         -------      --------       --------       -------   --------       -------
      Total current
      liabilities        372,270       (9,273)             --       362,997   (82,395)       280,602

Long-term bank debt    1,509,040            --        145,039 (2a)1,654,079  (167,790)  (3)1,486,289
Deferred income taxes    736,214            --         55,416 (2d)  791,630   (28,629)  (3)  763,001
Film contract rights
 and other noncurrent
 liabilities              12,200            --             --        12,200    (3,944)  (3)    8,256
Minority interests in
 equity of consolidated
 subsidiaries             63,096            --       (11,973) (2e)   51,123         --        51,123
Redeemable preferred
 stock of a subsidiary 1,338,823   (1,338,823) (1d)        --            --         --            --

                                               (continued)

                                    Unaudited Pro Forma Balance Sheet
                                              March 31, 1994
                                             ($ in Thousands)
                                               (continued)


                                                                  Pro Forma
                          LIN         Pro Forma      Pro Forma     Results     Pro Forma
                     Broadcasting    Adjustments    Adjustments    Before     Adjustments
                      Corporation      for LCH        for NY       LIN TV     for LIN TV   Pro Forma
                      Historical     Transaction    Acquisition  Transaction  Transaction   Results
                      -----------  ---------------  ----------   -----------  -----------  --------

Stockholders' Deficit:
 Common stock                553            --             --          553         --           553
 Paid-in capital         225,062       754,681 (1e)        --      979,743    104,923  (3)1,084,666
 Deficit             (1,165,300)       499,951 (1f)        --     (665,349)        --      (665,349)
                      ----------     ---------       --------      --------   -------       --------
                       (939,685)     1,254,632             --      314,947    104,923       419,870
 Less common stock in
   treasury, at cost   (176,893)            --             --     (176,893)        --      (176,893)
                      ----------     ---------       --------      --------   -------       --------
     Total stock-
     holders' deficit(1,116,578)     1,254,632             --      138,054    104,923       242,977
                      ----------     ---------       --------      --------   -------       --------
     Total liabilities
     and stockholders'
     deficit          $2,915,065     $(93,464)       $188,482   $3,010,083  $(177,835)    $2,832,248
                      ==========     =========        =======    ==========  =========     =========





                   See accompanying notes to unaudited pro forma financial statements.

                                 Unaudited Pro Forma Statement of Income
                                       Year Ended December 31, 1993
                                             ($ in Thousands)


                                                                  Pro Forma
                          LIN         Pro Forma      Pro Forma     Results     Pro Forma
                     Broadcasting    Adjustments    Adjustments    Before     Adjustments
                      Corporation     for LCH         for NY       LIN TV     for LIN TV   Pro Forma
                      Historical     Transaction    Acquisition  Transaction  Transaction   Results
                      -----------  ---------------  ----------   -----------  -----------  --------

Net Revenues            $688,557     $(22,893) (1a)      $ --    $665,664   $(127,542)  (3) $538,122

Operating Costs and Expenses:
 Direct operating        123,081       (7,610) (1a)        --     115,471     (35,104)  (3)   80,367
 Selling, general and
   administrative        261,549      (12,771) (1a)        --     248,778     (30,747)  (3)  218,031
 Corporate expenses        8,340            --             --       8,340          --          8,340
 Depreciation             45,940         (191) (1a)        --      45,749      (5,151)  (3)   40,598
 Amortization of
   intangible assets      79,190         (239) (1a)     7,225 (2a) 86,176      (2,769)  (3)   83,407
 Provision for loss on
   cellular equipment     42,152            --             --      42,152          --         42,152
                         -------      --------        -------     -------      -------       -------
                         560,252      (20,811)          7,225     546,666     (73,771)       472,895
                         -------      --------        -------     -------     --------       -------
Operating Income         128,305       (2,082)        (7,225)     118,998     (53,771)        65,227
                         -------      --------        -------     -------     --------       -------



                                               (continued)

                                 Unaudited Pro Forma Statement of Income
                                       Year Ended December 31, 1993
                                             ($ in Thousands)
                                               (continued)

                                                                  Pro Forma
                          LIN         Pro Forma      Pro Forma     Results     Pro Forma
                     Broadcasting    Adjustments    Adjustments    Before     Adjustments
                      Corporation     for LCH         for NY       LIN TV     for LIN TV   Pro Forma
                      Historical     Transaction    Acquisition  Transaction  Transaction   Results
                      -----------  ---------------  ----------   -----------  -----------  --------

Other Income (Expense):
 Equity in income of
   unconsolidated
   affiliates           103,125        (8,556) (1b)       --         94,569        --        94,569
 Investment and
   other income           7,015           (39) (1a)       --          6,976      (797)  (3)   6,179
 Interest expense       (95,407)           --         (6,846) (2b) (102,253)   13,678   (3) (88,575)
                         -------      --------        -------        -------   -------      --------
                         14,733        (8,595)        (6,846)          (708)   12,881        12,173
Income Before Income
 Tax Expense and
 Minority Interests     143,038       (10,677)       (14,071)       118,290   (40,890)       77,400

Income Tax Expense        65,569       (1,543) (1a)   (4,930) (2c)   59,096   (17,083)  (3)  42,013
                         -------      --------        -------        -------  --------      --------
Income Before Minority
 Interests                77,469       (9,134)        (9,141)        59,194   (23,807)       35,387


                                               (continued)

                                 Unaudited Pro Forma Statement of Income
                                       Year Ended December 31, 1993
                                             ($ in Thousands)
                                               (continued)


                                                                  Pro Forma
                          LIN         Pro Forma      Pro Forma     Results     Pro Forma
                     Broadcasting    Adjustments    Adjustments    Before     Adjustments
                      Corporation     for LCH         for NY       LIN TV     for LIN TV   Pro Forma
                      Historical     Transaction    Acquisition  Transaction  Transaction   Results
                      -----------  ---------------  ----------   -----------  -----------  --------

Minority Interests:
 In net income of
   consolidated
   subsidiaries          (3,896)            --          5,187 (2d)  1,291           --       1,291
 Provision for preferred
   stock dividends of
   a subsidiary        (134,300)       134,300 (1c)        --          --           --          --
                         -------      --------        -------     -------      -------    --------
Net Income (Loss)      $(60,727)      $125,166       $(3,954)     $60,485    $(23,807)     $36,678
                       =========      ========      =========    ========     ========    ========
Net Income (Loss)
 Per Share               $(1.18)                                    $1.17                    $0.71
                         =======                                   ======                   ======
Average Common and
  Equivalent Shares
  Outstanding             51,445                                   51,756                   51,756




                   See accompanying notes to unaudited pro forma financial statements.

                                 Unaudited Pro Forma Statement of Income
                                    Three Months Ended March 31, 1994
                                             ($ in Thousands)


                                                                  Pro Forma
                          LIN         Pro Forma      Pro Forma     Results     Pro Forma
                     Broadcasting    Adjustments    Adjustments    Before     Adjustments
                      Corporation     for LCH         for NY       LIN TV     for LIN TV   Pro Forma
                      Historical     Transaction    Acquisition  Transaction  Transaction   Results
                      -----------  ---------------  ----------   -----------  -----------  --------

Net Revenues            $191,627      $(6,583) (1a)      $ --    $185,044    $(30,971)  (3) $154,073

Operating Costs and
Expenses:
 Direct costs and
   expenses              128,516       (5,694) (1a)        --     122,822     (18,358)  (3)  104,464
   Corporate expenses      2,613            --             --       2,613          --          2,613
   Depreciation           13,081          (54) (1a)        --      13,027      (1,340)  (3)   11,687
   Amortization of
    intangible assets     19,701          (60) (1a)     1,806 (2a) 21,447        (692)  (3)   20,755
                         -------       -------        -------     -------      -------       -------
                         163,911       (5,808)          1,806     159,909     (20,390)       139,519
                         -------       -------        -------     -------      -------       -------
Operating Income          27,716         (775)        (1,806)      25,135     (10,581)        14,554

Other Income (Expense):
 Equity in income of
   unconsolidated
   affiliates             31,848       (2,202) (1b)       --      29,646            --       29,646
 Investment and other
   income                  1,237           (9) (1a)       --       1,228         (205)  (3)   1,023
 Interest expense       (22,520)            --        (1,617) (2b)            (24,137)         2,892     (3)    (21,245)
                         -------       -------        -------     -------      -------      --------
                          10,565       (2,211)        (1,617)      6,737         2,687        9,424

                                               (continued)

                                 Unaudited Pro Forma Statement of Income
                                    Three Months Ended March 31, 1994
                                             ($ in Thousands)
                                               (continued)

                                                                  Pro Forma
                          LIN         Pro Forma      Pro Forma     Results     Pro Forma
                     Broadcasting    Adjustments    Adjustments    Before     Adjustments
                      Corporation     for LCH         for NY       LIN TV     for LIN TV   Pro Forma
                      Historical     Transaction    Acquisition  Transaction  Transaction   Results
                      -----------  ---------------  ----------   -----------  -----------  --------

Income Before Income Tax
 Expense and Minority
 Interests                38,281       (2,986)        (3,423)     31,872       (7,894)       23,978

Income Tax Expense        12,914         (502) (1a)   (1,196) (2c)11,216       (1,818)  (3)   9,398
                         -------       -------        -------     -------      -------       -------
Income Before Minority
 Interests                25,367       (2,484)        (2,227)     20,656       (6,076)       14,580

Minority Interests:
 In net income of
   consolidated
   subsidiaries          (6,887)            --          1,336 (2d)(5,551)           --       (5,551)
 Provision for preferred
   stock dividends of
   a subsidiary         (33,575)        33,575 (1c)        --          --           --            --
                         -------       -------        -------     -------      -------       -------
Net Income (Loss)      $(15,095)       $31,091         $(891)    $15,105      $(6,076)       $9,029
                       =========      ========       ========    ========     ========      ========

Net Income (Loss)
 Per Share               $(0.29)                                    $0.29                      $0.17
                         =======                                    =====                      =====
Average Common and
  Equivalent Shares
  Outstanding             51,511                                   51,970                     51,970

                   See accompanying notes to unaudited pro forma financial statements.

             Notes to Unaudited Pro Forma Financial Statements

                     Unaudited Pro Forma Balance Sheet
                     ---------------------------------
Note 1-LCH Transaction

     On June 24, 1994, the Company's subsidiary, LCH Communications, Inc., redeemed all of its outstanding Redeemable Preferred Stock held by Comcast Cellular Communications Inc., a subsidiary of Comcast Corp., in exchange for all of the capital stock of a subsidiary of LCH, whose assets consist primarily of a
49.99 percent interest in the Philadelphia "A Block" cellular system and GuestInformant. The following pro forma adjustments results from the transaction:

     (a) To reflect a payment to Comcast Cellular in connection with the transaction.

     (b)  To reflect the disposition of the various
GuestInformant asset and liability accounts.

     (c) To reflect the disposition of the unconsolidated investment in the Philadelphia cellular system.

     (d)  To reflect the redemption of the Redeemable Preferred
Stock.

     (e) To reflect the difference between the book value of the Preferred Stock and the fair values of the assets exchanged.

     (f) To reflect the excess of the fair values of the assets exchanged over their book values as well as the reversal of the dividends accrued on the Preferred Stock during the three months ended March 31, 1994.

Note 2-New York Acquisition

     On May 31, 1994, the Company completed the acquisition of an additional 5.2% indirect interest in the New York City cellular licensee for approximately $145 million in cash, bringing the Company's total interests in the New York City licensee to 98.3%. The following pro forma adjustments result from the transaction:

     (a) To reflect borrowing of the purchase price on the Company's cellular bank credit facility.

     (b)  To reflect payment of the purchase price.

     (c) To reflect the excess of the purchase price over the fair values of the underlying tangible assets as intangible assets.

     (d) To reflect additional deferred tax liabilities as a result of the difference between the book and tax bases of the purchased intangible assets pursuant to SFAS No. 109, "Accounting for Income Taxes".

     (e) To reflect a reduction in the minority interest accounts.

Note 3-LIN Television Transaction

     In the LIN Television transaction, the Company intends to distribute the common stock of its subsidiary LIN Television to the Company's stockholders on a tax-free basis. LIN Television owns six network affiliated television stations. The Company would continue to own one network affiliated television station (WOOD-TV) in addition to its cellular businesses. The pro forma balance sheet reflects the removal of LIN Television's various asset and liability accounts. The LIN Television transaction is subject to approval by the Federal Communications Commission, obtaining a private letter ruling from the Internal Revenue Service that neither the Company nor any of its stockholders will be required to recognize gain or loss or include any amount in income as a result of the distribution and certain other conditions. The LIN Television transaction is expected to close by year-end.

                  Unaudited Pro Forma Statement of Income
                  ---------------------------------------

Note 1-LCH Transaction

     (a) To reflect the removal of GuestInformant's operating results.

     (b) To reflect the removal of equity in unconsolidated affiliates related to the Philadelphia cellular system.

     (c) To reflect the reversal of dividends accrued on the Preferred Stock.


Note 2-New York Acquisition

     (a) To reflect amortization of intangible assets recorded as a result of the transaction.

     (b) To reflect interest expense on the additional borrowings.

     (c) To reflect a decrease in the income tax provision as a result of the transaction due to additional interest expense, and the effect of the SFAS No. 109 adjustment discussed above.

     (d) To reflect a decrease in the minority interests in net income of consolidated subsidiaries as a result of the transaction.


Note 3-LIN Television Transaction

     To reflect the removal of LIN Television results of operations.

                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.


                              LIN BROADCASTING CORPORATION


                              By   DONALD GUTHRIE
                                   ---------------------------
                                   Donald Guthrie, Senior Vice
                                   President and Chief Financial
                                   Officer
Dated:  September 20, 1994

                               EXHIBIT INDEX

    Exhibit
    Number

    99(a)     Press Release, dated June 24, 1994.